EXHIBIT 10.20

International Star Inc.

1818 Marshall Street
Shreveport, LA 71101
(318) 464-8687
Fax (318) 429-8036
SUBSCRIPTION AGREEMENT

1.
Subscription: The undersigned hereby subscribes for the number of Units and at the price set forth on the Subscription Agreement-Signature Page (herein, "Signature Page"), of International Star Inc., as Nevada corporation, par value $0.001 per share. Each unit (at $0.035) consisting of one share of Common Stock. The undersigned agrees to tender payment as set forth on the signature page.

2.	Representations, Warranties, and Acknowledgement by the Undersigned. The undersigned represent, warrants, and acknowledges to the Company as follows:

a)	All Company Information is filed on Form 10KSB and 10QSB and that the undersigned has relied on that information.

b)	The undersigned is purchasing Shares in the Company without being furnished any offering literature or prospectus.

c)
The Shares have not been registered under the Securities Act of 1933, as amended (the “Act"), in reliance upon this exemption from registration contained in Section 4.2 of the Act and Regulation D promulgated there under and, therefore; neither can be resold unless they are registered under the Act or unless an exemption from registration is available. The Shares have not been registered or qualified under the securities laws of any state and the undersigned has no right to require any such registration or qualification.

d)	The undersigned is acquiring the Shares for long-term investment and not with a view toward resale, fractionalization, division, or distribution thereof.

e)
The undersigned realizes that the Units should not be purchased unless the undersigned has liquid assets sufficient to assure that such purchases will cause no undue financial difficulties and the undersigned can otherwise provide for current needs and possible personal contingencies;

f)
The undersigned understands that his ability to transfer Shares and Warrants will be restricted, that transfers may not be made unless the transfer is not in violation of the Securities Act of 1933, as amended, and applicable state securities laws (including investment suitability standards) that the Company will consent to a transfer only if, among other things, the transferees meets and represents that he meets the financial suitability required of an initial subscriber.

g)
The undersigned understands that the books and records of the Company will for good cause shown be available, upon reasonable notice, for inspection during normal business hours at the Company's place of business.

h)
All information the undersigned has heretofore furnished to the Company or that is set forth herein with respect to himself, his financial position and his business and investment experience is correct and complete as of the date hereof, and if there should be any material change in such information prior to the closing of the sale of the Units (“closing”), the undersigned will immediately furnish the revised or corrected information to the Company.

i)	No person other than the undersigned will have a direct or indirect interest in the Units subscribed for hereby.

j)
The undersigned has evaluated the risks of investing in the Company and has substantial experience in making investment decisions of this type or is relaying on his professional advisors or purchase representative(s), if applicable, in making this investment decision.

SUBSCRIPTION AGREEMENT	Page 2 of 3

k)
The undersigned. understands the fundamental aspects of and risks involved in an investment in the Company, including (1) the nature of the investment, (2) the financial hazards involved, including the risk of losing the entire investment, (3) the lack of liquidity and the restrictions on transferability of the Shares, and (4) the business of the Company.

l)
The address set forth on the Signature Page is the undersigned's true and correct residence, address, and the undersigned has no present intention of becoming a resident on any other state or jurisdiction.

3.	Accredited Investor. The undersigned represents that he/she (X) is ( ) is not an accredited investor by complying with at least one of the below provisions (check all applicable provisions below).

(X)	I have a net worth either individually or jointly with my spouse in excess of $1,000,000.

( )	My income has exceeded $200,000 per year for the last two years and we anticipate the same level of income for the next year.

( )	The Income of my spouse and I has exceeded $300,000 for the past two years and we anticipate the same level of income for the next year.

( )	The undersigned is a savings and loans association, building and loan association, cooperative bank, homestead association or similar institution supervised by state or federal authority.

( )	I am a Broker-Dealer registered with the Commission under the Exchange Act.

( )	The undersigned is a corporation, partnership or business trust with total assets of $5,000,000 not formed solely for the purchase of securities offered pursuant to Regulation D.

4.	Not an accredited Investor. The undersigned acknowledges to the Company that he does not meet any of the provisions as stated in Section 3 and so indicates that:
              (initial if applicable)

5.    Miscellaneous

a)
The undersigned agrees to indemnify and hold harmless the Company and each of the officers, directors and shareholders, from and against any loss, damage or liability due to or arising out of a breech of any of the foregoing representations contained within.

b)
If the undersigned is more that one person or entity, the obligation of the undersigned shall be joint and several; and the representation and the indemnification obligation herein contained shall be deemed to be made by and. binding upon each such person and his heirs, executors, administrators, successors and assigns.

c)	This subscription is not transferable or assignable by the undersigned.

d)	This subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrations, successors and assigns of the undersigned.

e)	This Subscription Agreement shall be construed in accordance with, and governed by the laws of the State of Nevada.

International Star, Inc. (Issuer) Page 3 of 3

Subscription Agreement Signature Page

The undersigned hereby subscribes for the number of Units set forth below, each consisting of one common share (Share of *International Star Inc.*, a corporation organized under the laws of the State of Nevada. The Units will not be registered under the U.S. Securities Act of 1933 as amended, and the Shares are subject to a **12-month holding period** before they can be resold under Rule 144. The Shares will be issued in the names set forth below.

1. Dated: **April 17, 2007**
2. Number of Units subscribed for: **571,419**
3. Subscription Price (Number of Units x U.S. **$0.035**): $**20,000.00**

The issuer is required to deliver the certificates for above Shares within 30 days after signed document has been received.

B. P. Smith (signature)

Authorized Signature of Subscriber
B. P. Smith

20-1044606
Employer ID Number (EIN)

Name and Business Address:
(Post Office Box Address Not Acceptable):

MoMe Investments LLC
Name (please print or type)

400 Travis Street, Suite 316
Number and Street

Shreveport	Louisiana	~~711101~~ 71101
City	State	Zip Code

Subscription for **571,429** Shares of common stock accepted as of April 17, 2007.

By: Joseph E. Therrell Jr. (signature)

Joseph E. Therrell, Jr., Acting President
International Star, Inc.